UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22558

Brookfield Investment Funds
(Exact name of registrant as specified in charter)

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

(Name and address of agent for service)

(855) 777-8001

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2022

Item 1. Reports to Shareholders.

(a)

2022

SEMI-ANNUAL REPORT

MARCH 31, 2022

Center Coast Brookfield

Midstream Focus Fund

* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE

Brookfield Public Securities Group LLC (the "Firm") is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $20 billion of assets under management as of March 31, 2022, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with approximately $725 billion of assets under management as of March 31, 2022. For more information, go to https://publicsecurities.brookfield.com/en.

Center Coast Brookfield Midstream Focus Fund (the "Fund") is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-244-4859 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-244-4859 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
About Your Fund's Expenses	3
Fund Performance	4
Portfolio Characteristics	7
Schedule of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	16
Proxy Results	25
Joint Notice of Privacy Policy	26

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Semi-Annual Report for the Center Coast Brookfield Midstream Focus Fund ("the Fund") for the six-month period ended March 31, 2022 ("the period").

The period was marked by rising commodity prices due to a variety of macroeconomic factors. The Russian invasion of the Ukraine highlighted the need for energy security throughout the world and put U.S. energy infrastructure back in the spotlight. The Alerian MLP Index and Alerian Midstream Energy Index rose, returning 19.47% and 23.51%, respectively, for the period.

The end of 2021 began with headlines of a global energy supply crunch before giving way to the Omicron COVID-19 variant and renewed pandemic concerns. Perhaps the most notable theme was the high prices of natural gas overseas. The Asian liquefied natural gas ("LNG") benchmark, which ended the third quarter at a previous high water mark north of $30 per Million British thermal unit ("MMBtu"), spent the vast majority of the quarter above that range and peaked at $49 per MMBtu in mid-December. Similarly, the European marker topped out in December at >€180 per megawatt hour ("MWh"), a ninefold increase from the €20 per MWh at the end of March 2021.

In the United States, prices for natural gas were not nearly as high as overseas, yet they were markedly higher than in previous years. In response to high energy costs, in November, the Biden administration announced a coordinated release of crude oil from the U.S. Strategic Petroleum Reserve along with releases from other oil-consuming countries with SPRs.

The Omicron variant, which emerged around Thanksgiving, did have a temporary but dramatic effect on crude oil prices and energy equities. Markets once again grappled with how to quantify the risk associated with an increasingly contagious variant while important details were still emerging.

Moving towards the end of the period, the events in Ukraine brought the theme of energy security to the forefront globally. The responses by governments and corporations to enforce and/or comply with the wave of sanctions on Russian energy companies has exacerbated already tight supply-demand fundamentals that were largely expected to persist throughout 2022.

In March, the United States announced a joint Task Force with the European Commission to reduce Europe's dependence on Russian fossil fuels.1 We began to see a change in rhetoric regarding U.S. production of oil & gas that can help, in part, to drive higher U.S. volumes to the EU throughout this decade. This would be a positive for energy infrastructure, as volumes across assets would increase. Importantly, we believe many energy infrastructure companies can, for the most part, service substantial increases in volumes without devoting meaningful additional capital. On the export side, we saw serious discussions among U.S. LNG companies to increase export capacity. There has been a flurry of binding and non-binding agreements for U.S. LNG from yet-to-be-constructed facilities

Finally, we have seen rapid balance sheet and corporate finance improvements made by the midstream sector over the past few years. Recently we have seen many companies with high-yield credit ratings from the major agencies gain or regain investment grade status due to reductions in leverage and the evidence of stable cash flows despite meaningfully volatile commodity markets

We believe the result is a compelling investment opportunity with a solid income component and often the added flexibility for companies either to: grow distributions or issue special ones; reduce leverage further, or; buy back cheap shares. We expect each company will address this flexibility differently but believe shareholders would ultimately benefit from any of these options.

In addition to performance information and additional discussion on factors impacting the Fund, this report provides the Fund's unaudited inancial statements and schedule of investments as of March 31, 2022.

We welcome your questions and comments and encourage you to contact our Investor Relations team at
1-855-777-8001 or visit us at https://publicsecurities.brookield.com/en for more information.

Thank you for your support

2022 Semi-Annual Report

LETTER TO SHAREHOLDERS (continued)

Sincerely,

Brian F. Hurley	David W. Levi, CFA
President	Chief Executive Officer
Center Coast Brookfield Midstream Focus Fund	Brookfield Public Securities Group LLP

1 https://www.whitehouse.gov/briefing-room/statements-releases/2022/03/25/fact-sheet-united-states-and-european-commission-announce-task- force-to-reduce-europes-dependence-on-russian-fossil-fuels/" 25 March 2022

Indices are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on March 31, 2022 and subject to change based on subsequent developments.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.

Brookfield Public Securities Group LLC

ABOUT YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund Return

The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders' reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.

	Annualized Expense Ratio	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period (10/01/21– 03/31/22)(1)
Actual
Class A Shares	1.46%	$1,000.00	$1,208.20	$8.04
Class C Shares	2.21%	1,000.00	1,204.90	12.15
Class I Shares	1.21%	1,000.00	1,210.40	6.67
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.46%	1,000.00	1,017.65	7.34
Class C Shares	2.21%	1,000.00	1,013.91	11.10
Class I Shares	1.21%	1,000.00	1,018.90	6.09

(1)  Expenses are equal to the Fund's annualized expense ratio by class multiplied by the average account value over the period, multiplied by 182/365 (to reflect a six-month period).

2022 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Fund Performance (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

As of March 31, 2022[1]	Six Months†	1 Year	5 Years	10 Years	Since Inception*
Class A (Excluding Sales Charges)	20.82%	44.03%	-1.75%	0.77%	1.67%
Class A (Including Sales Charges)	15.04%	37.26%	-2.70%	0.28%	1.23%
Class C (Excluding Sales Charges)	20.49%	42.74%	-2.48%	0.02%	0.88%
Class C (Including Sales Charges)	19.49%	41.74%	-2.48%	0.02%	0.88%
Class I Shares (Legacy Class Y Shares)	21.04%	44.11%	-1.51%	1.01%	1.88%
Alerian Midstream Energy Index	23.51%	41.93%	N/A2	N/A2	N/A2
Alerian MLP Index	19.47%	36.56%	-0.07%	1.28%	2.49%
S&P 500 Index	5.92%	15.65%	15.99%	14.64%	14.31%

†  Returns for less than one year are not annualized.

*  Class A, Class C and Class I Shares were incepted on December 31, 2010. Returns for Class I Shares prior to February 5, 2018 reflect the performance of the Predecessor Fund's Institutional Class Shares (defined below). As of the close of business on February 2, 2018, the Fund acquired all of the assets, subject to liabilities, of the Center Coast MLP Focus Fund (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). As a result of the Reorganization, shareholders of the Predecessor Fund's Class A and Class C Shares received Class A and Class C Shares of the Fund, respectively, and shareholders of the Predecessor Fund's Institutional Class Shares received Class Y Shares of the Fund. In addition, as a result of the Reorganization, the Fund's Class A and Class C Shares adopted the Predecessor Fund's Class A and Class C Shares' performance and accounting history, and the Fund's Class Y Shares adopted the Predecessor Fund's Institutional Class Shares' performance and accounting history. Performance information for the Fund's Class I Shares reflects the performance history of the Predecessor Fund's Institutional Share Class. On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of Center Coast Brookfield Midstream Focus Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). On April 6, 2021, shareholders in the Legacy Class I Shares redeemed all shares. Following the close of business on April 30, 2021, the Fund's Class Y Shares (the "Legacy Class Y Shares") were renamed "Class I Shares" (the "Class I Shares"). The Fund's new Class I Shares adopted the Legacy Class Y Share's performance and accounting history.

1  All returns shown in USD.

2  Data for the Alerian Midstream Energy Index is unavailable prior to its inception date of June 25, 2018.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced. For periods prior to the Reorganization (defined below), performance shown including sales charge reflects the Class A maximum sales charge of 5.75% of the Predecessor Fund (defined below). For periods following the Reorganization, performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. Performance data excluding sales charge does not reflect the deduction of the sales charge and if reflected, the sales charge or fee would reduce the performance quoted. On purchases of Class A Shares, no sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on redemptions made within 18 months of the purchase. If imposed, the CDSC is based on the original cost of the shares redeemed. Class C Shares are subject to a CDSC of 1.00% when redeemed within 12 months of the purchase.

Mutual fund investing involves risk. Principal loss is possible. Investing in Master Limited Partnerships ("MLPs") involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. The Fund's investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase volatility. Energy

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Fund Performance (Unaudited) (continued)

infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, environmental hazards, changes in the macroeconomic or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Additional management fees and other expenses are associated with investing in MLPs. Additionally, investing in MLPs involves material income tax risks and certain other risks. Actual results, performance or events may be affected by, without limitation, (1) general economic conditions, (2) performance of financial markets, (3) interest rate levels, (4) changes in laws and regulations and (5) changes in the policies of governments and/or regulatory authorities.

Unlike most other open-end mutual funds, the Fund will be taxable as a regular corporation, or "C" corporation. Consequently, the Fund will accrue and pay federal, state and local income taxes on its taxable income, if any, at the Fund level, which will ultimately reduce the returns that the shareholder would have otherwise received. Additionally, on a daily basis the Fund's net asset value per share ("NAV") will include a deferred tax expense (which reduces the Fund's NAV) or asset (which increases the Fund's NAV, unless offset by a valuation allowance). To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The Fund's deferred tax expense or asset is based on estimates that could vary dramatically from the Fund's actual tax liability/benefit and, therefore, could have a material impact on the Fund's NAV. This material is provided for general and educational purposes only, and is not intended to provide legal, tax or investment advice or to avoid legal penalties that may be imposed under U.S. federal tax laws. Investors should contact their own legal or tax advisors to learn more about the rules that may affect individual situations.

Past performance is no guarantee of future results. The Center Coast Brookfield Midstream Focus Fund is managed by Brookfield Public Securities Group LLC.

The Fund is not required to make distributions and in the future could decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate it receives from the MLPs in which it invests. It is expected that a portion of the distributions will be considered tax deferred return of capital (ROC). ROC is tax deferred and reduces the shareholder's cost basis (until the cost basis reaches zero); and when the Fund shares are sold, if the result is a gain, it would then be taxable to the shareholder at the capital gains rate. Any portion of distributions that are not considered ROC are expected to be characterized as qualified dividends for tax purposes. Qualified dividends are taxable in the year received and do not serve to reduce the shareholder's cost basis. The portion of the Fund's distributions that are considered ROC may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions. An investment in the Fund may not receive the same tax advantages as a direct investment in the MLP. Because deferred tax liability is reflected in the daily NAV, the Fund's after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

As of the close of business on February 2, 2018, the Fund acquired all of the assets, subject to liabilities, of the Center Coast Midstream Focus Fund (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). The Fund is a newly created series of Brookfield Investment Funds, which has the same investment objective and substantially similar investment strategies and policies as the Predecessor Fund. As a result of the Reorganization, shareholders of the Predecessor Fund's Class A and Class C Shares received Class A and Class C Shares of the Fund, respectively, and shareholders of the Predecessor Fund's Institutional Class Shares received Class I Shares of the Fund. In addition, as a result of the Reorganization, the Fund's Class A and Class C Shares adopted the Predecessor Fund's Class A and Class C Shares' performance and accounting history, and the Fund's Class I Shares adopted the Predecessor Fund's Institutional Class Shares' performance and accounting history.

2022 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Fund Performance (Unaudited) (continued)

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). On April 6, 2021, shareholders in the Legacy Class I Shares redeemed all shares. Following the close of business on April 30, 2021, the Fund's Class Y Shares (the "Legacy Class Y Shares") were renamed "Class I Shares" (the "Class I Shares"). The Fund's new Class I Shares adopted the Legacy Class Y Share's performance and accounting history.

The gross expense ratio in the prospectus dated January 28, 2022 is 1.50% for Class A Shares, 2.25% for Class C Shares and 1.25% for Class I Shares, as applicable to investors respectively.

The Adviser has contractually agreed to waive and/or reimburse the Fund's expenses through February 2, 2023. There is no guarantee that such reimbursement will be continued after that date.

The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA) and on a total-return basis (AMNAX).

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total return basis (AMZX).

The S&P 500 Index is an equity index of 500 widely held, large-capitalization U.S. companies.

These indices do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Center Coast Brookfield Midstream Focus Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings as of March 31, 2022.

Total return figures include the reinvestment of dividends and capital gains, and as the Fund is taxable as a "C" corporation performance is net of federal, state and local taxes paid by the Fund.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2022 and subject to change based on subsequent developments.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Portfolio Characteristics (Unaudited)

March 31, 2022

Asset Allocation by Sector	Percent of Total Investments
Master Limited Partnerships
Pipeline Transportation | Petroleum	20.4%
Pipeline Transportation | Natural Gas	14.6%
Gathering & Processing	8.8%
Total Master Limited Partnerships	43.8%
Common Stocks
Gathering & Processing	22.8%
Pipeline Transportation | Petroleum	14.7%
Pipeline Transportation | Natural Gas	9.5%
Liquefaction	8.2%
Total Common Stocks	55.2%
Money Market Fund	1.0%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
Cheniere Energy, Inc.	8.2%
Enbridge, Inc.	8.0%
Targa Resources Corp.	8.0%
The Williams Companies, Inc.	8.0%
Energy Transfer LP	8.0%
MPLX LP	7.5%
Plains All American Pipeline LP	6.6%
Enterprise Products Partners LP	6.6%
Western Midstream Partners LP	6.4%
Magellan Midstream Partners LP	6.3%

2022 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Schedule of Investments (Unaudited)

March 31, 2022

	Shares	Value
MASTER LIMITED PARTNERSHIPS – 44.1%
Gathering & Processing – 8.8%
Crestwood Equity Partners LP	562,717	$16,836,493
DCP Midstream LP	353,855	11,875,374
Western Midstream Partners LP	2,991,324	75,441,191
Total Gathering & Processing		104,153,058
Pipeline Transportation | Natural Gas – 14.7%
Energy Transfer LP	8,430,049	94,332,248
Enterprise Products Partners LP	3,030,484	78,216,792
Total Pipeline Transportation | Natural Gas		172,549,040
Pipeline Transportation | Petroleum – 20.6%
Magellan Midstream Partners LP	1,522,933	74,730,322
MPLX LP	2,680,263	88,931,126
Plains All American Pipeline LP	7,301,747	78,566,798
Total Pipeline Transportation | Petroleum		242,228,246
Total MASTER LIMITED PARTNERSHIPS (Cost $525,386,325)		518,930,344
COMMON STOCKS – 55.4%
Gathering & Processing – 22.9%
Atlantica Sustainable Infrastructure PLC (u)	348,503	12,222,000
Clearway Energy, Inc.	346,682	12,657,360
Equitrans Midstream Corp.	5,608,098	47,332,347
Hess Midstream LP	272,806	8,184,180
Targa Resources Corp.	1,258,120	94,950,316
The Williams Companies, Inc.	2,834,099	94,687,248
Total Gathering & Processing		270,033,451
Liquefaction – 8.2%
Cheniere Energy, Inc.	697,486	96,706,434
Pipeline Transportation | Natural Gas – 9.5%
Kinder Morgan, Inc.	3,421,967	64,709,396
TC Energy Corp. (u)	843,544	47,592,753
Total Pipeline Transportation | Natural Gas		112,302,149
Pipeline Transportation | Petroleum – 14.8%
DT Midstream, Inc.	846,858	45,950,515
Enbridge, Inc. (u)	2,060,676	94,976,557
Pembina Pipeline Corp. (u)	873,030	32,825,928
Total Pipeline Transportation | Petroleum		173,753,000
Total COMMON STOCKS (Cost $457,869,889)		652,795,034

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Schedule of Investments (Unaudited) (continued)

March 31, 2022

	Shares	Value
MONEY MARKET FUND – 1.0%
First American Treasury Obligations Fund, Class X, 0.22% (y)	12,128,618	$12,128,618
Total MONEY MARKET FUND (Cost $12,128,618)		12,128,618
Total Investments – 100.5% (Cost $995,384,832)		1,183,853,996
Liabilities in Excess of Other Assets – (0.5)%		(6,298,898)
TOTAL NET ASSETS – 100.0%		$1,177,555,098

The following notes should be read in conjunction with the accompanying Schedule of Investments.

LP  — Limited Partnership

(u)  — Foreign security or a U.S. security of a foreign company.

(y)  — The rate quoted is the annualized seven-day yield as of March 31, 2022.

See Notes to Financial Statements.

2022 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Statement of Assets and Liabilities (Unaudited)

March 31, 2022

Assets:
Investments in securities, at value (cost $995,384,832)	$1,183,853,996
Receivable for investments sold	7,417,555
Receivable for fund shares sold	715,619
Dividends and interest receivable	1,395,806
Prepaid expenses	88,990
Total assets	1,193,471,966
Liabilities:
Payable for investments purchased	8,047,777
Payable for fund shares purchased	2,045,812
Payable for current income taxes (Note 3)	2,756,370
Distribution fees payable	1,356,867
Investment advisory fees payable, net (Note 4)	1,026,223
Accrued expenses	683,819
Total liabilities	15,916,868
Commitments and contingencies (Note 8)
Net Assets	$1,177,555,098
Composition of Net Assets:
Paid-in capital	2,039,007,148
Accumulated losses	(861,452,050)
Net assets applicable to capital shares outstanding	$1,177,555,098
Net Assets
Class A Shares — Net Assets	$267,059,475
Shares outstanding	57,458,507
Net asset value and redemption price per share	$4.65
Offering price per share based on a maximum sales charge of 4.75%	$4.88
Class C Shares — Net Assets	$157,328,704
Shares outstanding	39,826,244
Net asset value and redemption price per share	$3.95
Class I Shares — Net Assets	$753,166,919
Shares outstanding	155,523,164
Net asset value and redemption price per share	$4.84

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Statement of Operations (Unaudited)

For the Six Months Ended March 31, 2022

Investment Income:
Dividends and distributions (net of foreign withholding tax of $809,440)	$34,940,330
Interest	1,809
Less return of capital on distributions	(24,134,790)
Total investment income	10,807,349
Expenses:
Investment advisory fees (Note 4)	5,616,235
Distribution fees — Class A	305,978
Distribution fees — Class C	769,499
Transfer agent fees	575,340
Fund accounting and sub-administration fees	224,284
Audit and tax services	141,509
Trustees' fees	91,049
Reports to shareholders	71,537
Insurance	53,534
Legal fees	46,480
Registration fees	41,542
Custodian fees	29,820
Miscellaneous	28,485
Interest expense	45
Total operating expenses	7,995,337
Less expenses waived by the investment adviser (Note 4)	(124,176)
Net expenses	7,871,161
Net investment income (before taxes)	2,936,188
Current income taxes (Note 3)	(2,364,925)
Net investment income	571,263
Net realized gain (loss) on:
Investments	44,925,394
Foreign currency transactions	(4,717)
Net realized gain	44,920,677
Net change in unrealized appreciation on:
Investments	165,870,675
Foreign currency translations	489
Net change in unrealized appreciation	165,871,164
Net realized and unrealized gain	210,791,841
Net increase in net assets resulting from operations	$211,363,104

See Notes to Financial Statements.

2022 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Fiscal Year Ended September 30, 2021
Increase in Net Assets Resulting from Operations:
Net investment income	$571,263	$20,666,581
Net realized gain	44,920,677	83,316,892
Net unrealized appreciation	165,871,164	458,931,039
Net increase in net assets resulting from operations	211,363,104	562,914,512
Distributions to Shareholders:
From distributable earnings:
Class A shares	(6,850,096)	(20,873,279)
Class C shares	(5,003,973)	(18,638,358)
Class I shares	(19,381,029)	(61,951,618)
Legacy Class I shares (Note 1)	—	(10)
From return of capital:
Class A shares	(845,258)	—
Class C shares	(617,458)	—
Class I shares	(2,391,495)	—
Total distributions	(35,089,309)	(101,463,265)
Capital Share Transactions (Note 6):
Subscriptions	89,630,901	258,847,563
Reinvestment of distributions	33,237,548	96,662,673
Redemptions	(237,823,872)	(501,655,655)
Net decrease in net assets from capital share transactions	(114,955,423)	(146,145,419)
Total increase in net assets	61,318,372	315,305,828
Net Assets:
Beginning of period	1,116,236,726	800,930,898
End of period	$1,177,555,098	$1,116,236,726

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Financial Highlights

	For the Six Months Ended March 31, 2022	For the Fiscal Year Ended September 30,			For the Ten Month Period Ended September 30,	For the Fiscal Year Ended November 30,
Class A	(Unaudited)	2021	2020	2019	2018[2]	2017	2016
Per Share Operating Performance:
Net asset value, beginning of period	$3.98	$2.48	$5.96	$7.21	$7.03	$8.23	$8.30
Income from Investment Operations:
Net investment income (loss)[1]	0.00[9]	0.06	(0.06)	(0.04)	(0.07)	(0.11)	(0.05)
Return of capital[1]	0.07	0.15	0.24	0.46	0.33	0.38	0.37
Net realized and unrealized gain (loss)[1,3]	0.73	1.63	(3.11)	(0.99)	0.43	(0.79)	0.29
Total from investment operations	0.80	1.84	(2.93)	(0.57)	0.69	(0.52)	0.61
Distributions to Shareholders:
From distributable earnings	(0.12)	(0.34)	—	(0.14)	(0.16)	—	—
From return of capital	(0.01)	—	(0.55)	(0.54)	(0.35)	(0.68)	(0.68)
Total distributions to shareholders*	(0.13)	(0.34)	(0.55)	(0.68)	(0.51)	(0.68)	(0.68)
Net asset value, end of period	$4.65	$3.98	$2.48	$5.96	$7.21	$7.03	$8.23
Total Return†	20.82%[7]	77.31%	-51.51%	-8.02%	10.26%[7]	-6.88%	8.17%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$267,059	$238,520	$153,189	$362,375	$388,010	$369,684	$451,900
Ratio of Expenses to Average Net Assets:
Before expense reimbursement/waivers and after current tax expense	1.90%[8]	(0.15)%	2.96%	1.47%	1.47%[8]	1.44%	1.46%
Before expense reimbursement/waivers, current and deferred tax expense	1.48%[8]	1.50%	1.50%	1.47%	1.47%[8]	1.44%	1.46%
Expense reimbursement/waivers	(0.02)%[8]	(0.04)%	(0.04)%	(0.01)%	(0.01)%[8]	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax expense	1.46%[8]	1.46%	1.46%	1.46%	1.46%[8]	1.44%	1.46%
Deferred tax expense (benefit)[4,5]	—%[8]	—%	—%	—%	—%[8]	—%	5.61%
Total expense (benefit) before current tax expense	1.46%[8]	1.46%	1.46%	1.46%	1.46%[8]	1.44%	7.07%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense reimbursement/waivers, current and deferred tax benefit	0.46%[8]	0.16%	(0.12)%	(0.62)%	(1.13)%[8]	(1.39)%	(1.10)%
Expense reimbursement/waivers	0.02%[8]	0.04%	0.04%	0.01%	0.01%[8]	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax benefit	0.48%[8]	0.20%	(0.08)%	(0.61)%	(1.12)%[8]	(1.39)%	(1.10)%
Deferred tax benefit[5,6]	—%[8]	—%	—%	—%	—%[8]	0.09%	0.41%
Net income (loss) before current tax expense	0.48%[8]	0.20%	(0.08)%	(0.61)%	(1.12)%[8]	(1.30)%	(0.69)%
Portfolio turnover rate	27%[7]	48%	80%	57%	35%[7]	32%	60%

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

*  Distributions for annual periods determined in accordance with federal income tax regulations.

1  Per share amounts presented are based on average shares outstanding throughout the period indicated.

2  Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.

3  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

4  Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).

5  The deferred tax expense and deferred tax benefit are allocated based on average net assets.

6  Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.

7  Not annualized.

8  Annualized.

9  Amount is less than $0.005.

See Notes to Financial Statements.

2022 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Financial Highlights

	For the Six Months Ended March 31, 2022	For the Fiscal Year Ended September 30,			For the Ten Month Period Ended September 30,	For the Fiscal Year Ended November 30,
Class C	(Unaudited)	2021	2020	2019	2018[2]	2017	2016
Per Share Operating Performance:
Net asset value, beginning of period	$3.41	$2.17	$5.37	$6.61	$6.54	$7.75	$7.91
Income from Investment Operations:
Net investment income (loss)[1]	(0.01)	0.04	(0.07)	(0.08)	(0.10)	(0.16)	(0.11)
Return of capital[1]	0.06	0.13	0.22	0.42	0.30	0.36	0.35
Net realized and unrealized gain (loss)[1,3]	0.62	1.41	(2.80)	(0.90)	0.38	(0.73)	0.28
Total from investment operations	0.67	1.58	(2.65)	(0.56)	0.58	(0.53)	0.52
Distributions to Shareholders:
From distributable earnings	(0.12)	(0.34)	—	(0.14)	(0.16)	—	—
From return of capital	(0.01)	—	(0.55)	(0.54)	(0.35)	(0.68)	(0.68)
Total distributions to shareholders*	(0.13)	(0.34)	(0.55)	(0.68)	(0.51)	(0.68)	(0.68)
Net asset value, end of period	$3.95	$3.41	$2.17	$5.37	$6.61	$6.54	$7.75
Total Return†	20.49%[7]	75.46%	-51.78%	-8.63%	9.31%[7]	-7.44%	7.40%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$157,329	$160,638	$142,354	$470,088	$637,182	$660,663	$796,542
Ratio of Expenses to Average Net Assets:
Before expense reimbursement/waivers and after current tax expense	2.65%[8]	0.68%	3.50%	2.22%	2.22%[8]	2.19%	2.21%
Before expense reimbursement/waivers, current and deferred tax expense	2.22%[8]	2.25%	2.25%	2.22%	2.22%[8]	2.19%	2.21%
Expense reimbursement/waivers	(0.01)%[8]	(0.04)%	(0.04)%	(0.01)%	(0.01)%[8]	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax expense	2.21%[8]	2.21%	2.21%	2.21%	2.21%[8]	2.19%	2.21%
Deferred tax expense (benefit)[4,5]	—%[8]	—%	—%	—%	—%[8]	—%	5.61%
Total expense (benefit) before current tax expense	2.21%[8]	2.21%	2.21%	2.21%	2.21%[8]	2.19%	7.82%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense reimbursement/waivers, current and deferred tax benefit	(0.30)%[8]	(0.45)%	(0.87)%	(1.37)%	(1.88)%[8]	(2.14)%	(1.85)%
Expense reimbursement/waivers	0.01%[8]	0.04%	0.04%	0.01%	0.01%[8]	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax benefit	(0.29)%[8]	(0.41)%	(0.83)%	(1.36)%	(1.87)%[8]	(2.14)%	(1.85)%
Deferred tax benefit[5,6]	—%[8]	—%	—%	—%	—%[8]	0.09%	0.41%
Net income (loss) before current tax expense	(0.29)%[8]	(0.41)%	(0.83)%	(1.36)%	(1.87)%[8]	(2.05)%	(1.44)%
Portfolio turnover rate	27%[7]	48%	80%	57%	35%[7]	32%	60%

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

*  Distributions for annual periods determined in accordance with federal income tax regulations.

1  Per share amounts presented are based on average shares outstanding throughout the period indicated.

2  Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.

3  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

4  Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).

5  The deferred tax expense and deferred tax benefit are allocated based on average net assets.

6  Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.

7  Not annualized.

8  Annualized.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Financial Highlights

	For the Six Months Ended March 31, 2022	For the Fiscal Year Ended September 30,			For the Ten Month Period Ended September 30,	For the Fiscal Year Ended November 30,
Class I (Note 1)	(Unaudited)	2021	2020	2019	2018[2]	2017	2016
Per Share Operating Performance:
Net asset value, beginning of period	$4.13	$2.56	$6.12	$7.36	$7.16	$8.34	$8.38
Income from Investment Operations:
Net investment income (loss)[1]	0.01	0.08	(0.04)	(0.02)	(0.05)	(0.09)	(0.03)
Return of capital[1]	0.07	0.16	0.25	0.47	0.33	0.39	0.38
Net realized and unrealized gain (loss)[1,3]	0.76	1.67	(3.22)	(1.01)	0.43	(0.80)	0.29
Total from investment operations	0.84	1.91	(3.01)	(0.56)	0.71	(0.50)	0.64
Distributions to Shareholders:
From distributable earnings	(0.12)	(0.34)	—	(0.14)	(0.16)	—	—
From return of capital	(0.01)	—	(0.55)	(0.54)	(0.35)	(0.68)	(0.68)
Total distributions to shareholders*	(0.13)	(0.34)	(0.55)	(0.68)	(0.51)	(0.68)	(0.68)
Net asset value, end of period	$4.84	$4.13	$2.56	$6.12	$7.36	$7.16	$8.34
Total Return†	21.04%[7]	77.63%	-51.47%	-7.70%	10.35%[7]	-6.53%	8.46%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$753,167	$717,079	$505,389	$1,469,712	$1,568,976	$1,490,129	$1,353,904
Ratio of Expenses to Average Net Assets
Before expense reimbursement/waivers and after current tax expense	1.66%[8]	(0.42)%	2.51%	1.22%	1.22%[8]	1.19%	1.21%
Before expense reimbursement/waivers, current and deferred tax expense	1.23%[8]	1.25%	1.25%	1.22%	1.22%[8]	1.19%	1.21%
Expense reimbursement/waivers	(0.02)%[8]	(0.04)%	(0.04)%	(0.01)%	(0.01)%[8]	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax expense	1.21%[8]	1.21%	1.21%	1.21%	1.21%[8]	1.19%	1.21%
Deferred tax expense (benefit)[4,5]	—%[8]	—%	—%	—%	—%[8]	—%	5.61%
Total expense (benefit) before current tax expense	1.21%[8]	1.21%	1.21%	1.21%	1.21%[8]	1.19%	6.82%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense reimbursement/waivers, current and deferred tax benefit	0.69%[8]	0.52%	0.13%	(0.37)%	(0.88)%[8]	(1.14)%	(0.85)%
Expense reimbursement/waivers	0.02%[8]	0.04%	0.04%	0.01%	0.01%[8]	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax benefit	0.71%[8]	0.56%	0.17%	(0.36)%	(0.87)%[8]	(1.14)%	(0.85)%
Deferred tax benefit[5,6]	—%[8]	—%	—%	—%	—%[8]	0.09%	0.41%
Net income (loss) before current tax expense	0.71%[8]	0.56%	0.17%	(0.36)%	(0.87)%[8]	(1.05)%	(0.44)%
Portfolio turnover rate	27%[7]	48%	80%	57%	35%[7]	32%	60%

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

*  Distributions for annual periods determined in accordance with federal income tax regulations.

1  Per share amounts presented are based on average shares outstanding throughout the period indicated.

2  Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.

3  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

4  Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).

5  The deferred tax expense and deferred tax benefit are allocated based on average net assets.

6  Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.

7  Not annualized.

8  Annualized.

See Notes to Financial Statements.

2022 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (Unaudited)

March 31, 2022

1.  Organization

Brookfield Investment Funds (the "Trust") was organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of six separate investment series as of March 31, 2022. Center Coast Brookfield Midstream Focus Fund (the "Fund''), a series of the Trust, is a non-diversified open-end management investment company.

The Fund currently has three classes of shares: Class A, Class C and Class I shares. Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A Shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). On April 6, 2021, shareholders in the Legacy Class I Shares redeemed all shares. Following the close of business on April 30, 2021, the Fund's Class Y Shares (the "Legacy Class Y Shares") were renamed "Class I Shares" (the "Class I Shares"). The Fund's new Class I Shares adopted the Legacy Class Y Share's performance and accounting history.

Brookfield Public Securities Group LLC (the "Adviser"), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

The Fund's primary investment objective is to seek maximum total return with an emphasis on providing cash distributions to shareholders. The Fund's investment objective is not fundamental and may be changed by the Trust's Board of Trustees (the "Board") without shareholder approval, upon not less than 60 days prior written notice to shareholders. No assurance can be given that the Fund's investment objective will be achieved.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services-Investment Companies.

Valuation of Investments: The Board has adopted procedures for the valuation of the Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior members of the Adviser's management team.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (Unaudited) (continued)

March 31, 2022

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund's investments valuation inputs categorized in the disclosure hierarchy as of March 31, 2022:

	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$518,930,344	$—	$—	$518,930,344
Common Stocks	652,795,034	—	—	652,795,034
Money Market Fund	12,128,618	—	—	12,128,618
Total Investments	$1,183,853,996	$—	$—	$1,183,853,996

For further information regarding security characteristics, see the Schedule of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded

2022 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (Unaudited) (continued)

March 31, 2022

on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. A distribution received from the Fund's investments in master limited partnerships ("MLP") generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the "Code"), the partnership interests or "units" of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.

The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund's taxable income (and earnings and profits), but those deductions may be recaptured in the Fund's taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund's shareholders may be taxable.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to more than one Fund in the Trust and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for class-specific expenses.

Certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions charge a fee for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (Unaudited) (continued)

March 31, 2022

shares are held in omnibus, other group accounts or accounts traded through registered securities clearing agents. The portion of this fee paid by the Fund is included within "Transfer agent fees" in the Statement of Operations.

Distributions to Shareholders: The Fund's dividend distribution policy is intended to provide consistent monthly distributions to its shareholders at a variable rate on a quarterly basis. The distribution payments will be fixed each quarter to maintain a stable distribution rate for such quarter, after which the distribution rate will be adjusted on a quarterly basis at a rate that is approximately equal to the distribution rate the Fund receives from the MLPs and other securities in which it invests, including income, if any, without offset for the expenses of the Fund. The amount of the Fund's distributions is based on, among other considerations, cash and stock distributions the Fund actually receives from portfolio investments, including return of capital, and special cash payments, if any, received to offset distribution reductions resulting from MLP restructurings. The Fund's distributions also give consideration to the estimated future cash flows of investments held by the Fund. The Fund is not required to make such distributions and, consequently, the Fund could decide, at its discretion, not to make such distributions or not to make distributions in the amount described above because of market or other conditions affecting or relevant to the Fund.

Distributions, if any, are declared and distributed monthly. The estimated characterization of the distributions paid will be either a dividend (ordinary or qualified income) or distribution (return of capital). This estimate is based on the Fund's operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund's investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. For the six months ended March 31, 2022, the Fund estimates that its distributions will be largely characterized as qualified dividend income. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099-DIV in February 2023.

The portion of the Fund's distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund's Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Fund's strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund's distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These differences between book-basis and tax-basis are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

New Accounting Pronouncements: In March 2020, FASB issued Accounting Standards Update ("ASU") No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. In January 2021, the FASB issued ASU No. 2021-01, which clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The ASUs are effective for all entities as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Fund's financial statements and disclosures. The Fund did not utilize the optional expedients and exceptions provided by ASU No. 2020-04 and ASU No. 2021-01 during the six months ended March 31, 2022.

2022 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (Unaudited) (continued)

March 31, 2022

3.  Federal Income Tax Information

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it is taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. The Fund's net deferred tax asset balance is continued to be completely offset by a full valuation allowance. The Fund is currently using an estimated tax rate of 1.54% for state and local tax.

The Fund's income tax provision consists of the following for the six months ended March 31, 2022:

Current tax expense:
Federal	$2,203,440
State	161,485
Total current tax expense	$2,364,925
Deferred tax expense (benefit):
Federal	$42,273,002
State	3,188,092
Change in valuation allowance	(45,461,094)
Total deferred tax expense	$—

Total income tax expense (benefit) for the Fund differs from the amount computed by applying the federal statutory income tax rate of 21% net investment income (loss) and realized and unrealized gain (loss) on investments for the six months ended March 31, 2022, as follows:

Amount
Application of statutory income tax rate	$44,882,888
State income taxes net of federal benefit	3,289,362
Effect of permanent & temporary differences	(346,231)
Change in valuation allowance	(45,461,094)
Total income tax expense	$2,364,925

The Fund is structured and taxed as a C Corporation, which requires estimation of taxable income and payment of any estimated taxes to the IRS. Estimates are made with the best information available, and are subject to change. The Fund's current income tax expense consists of ordinary income, taxed at the Fund's effective tax rate, which is primarily derived from depreciation recapture from its MLP investments. The Fund's taxable ordinary income for the six months ended March 31, 2022, was in excess of all previous and current net operating losses, resulting in the current period tax expense of $2,364,925. The Fund is subject to limitations related to Federal tax rules for capital loss carryforwards, that do not allow the Fund to offset ordinary taxable income with capital loss carryforwards.

For the six months ended March 31, 2022, the Fund's effective tax rate and the combined federal and state statutory tax rate was 22.54%.

The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (Unaudited) (continued)

March 31, 2022

Components of the Fund's deferred tax assets and liabilities as of March 31, 2022 are as follows:

Amount
Deferred tax assets:
Net operating loss carryforward (tax basis)	$—
Capital loss carryforward (tax basis)	143,679,936
Valuation allowance	(57,904,572)
Total deferred tax assets	85,775,364
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(85,775,364)
Total net deferred tax liability	$—

To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax asset amount. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of future MLP distributions, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. Based on the Fund's assessment, it has determined that in the future it is more likely than not that the Fund will not generate the necessary appropriate character of income within the relevant carryforward periods to realize its deferred tax assets. As of March 31, 2022, the Fund has determined that a valuation allowance of $57,904,572 was required as reflected in the table above.

In making this assessment, significant reliance was placed on forecasts and estimates as to the Fund's MLP investments. In conjunction with work performed by qualified independent tax consultants, the Fund utilized historical information and other information about the specific MLP fund holdings to project and forecast future distributions and related tax implications.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax asset (liability). Such estimates as well as estimates made in connection with MLP distribution forecasts are made in good faith.

From time to time, and as new information becomes available, the Fund will modify its forecasts, estimates or assumptions regarding its deferred tax liability or asset.

Modifications of the Fund's estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund's NAV, which could be material. Such changes could have a material impact on the Fund's NAV and results of operations with respect to the Fund's shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset or liability had been established. Changes to the Fund's portfolio may cause the Fund to dispose of its interests in MLPs, and as a result the Fund may experience recapture of past depreciation deductions and incur associated ordinary income. This income recapture may be in excess of the Fund's operating losses, creating potential current income tax due for the Fund, even if disposals are made at a loss. Significant changes to the portfolio related to shareholder redemptions or changes in investment strategy have the potential to have a material effect on the amount of depreciation recapture incurred, and may result in material changes to the Fund's expected income tax liability.

2022 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (Unaudited) (continued)

March 31, 2022

The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on the Statement of Operations. As of March 31, 2022, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

As of March 31, 2022, the Fund did not have any net operating loss carryforwards for federal income tax purposes.

As of March 31, 2022, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date:	Amount
9/30/2024	$38,089,031
9/30/2025	599,077,105
Total	$637,166,136

As of March 31, 2022, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$782,425,125	$414,437,417	$(13,008,546)	$401,428,871

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income (loss) from MLP K-1s, which is treated as an increase (decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.

4.  Investment Advisory Agreement and Related Party Transactions

The Adviser currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") under which the Adviser is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund's average daily net assets.

Pursuant to an operating expense limitation agreement (the "Expense Limitation Agreement"), the Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Fund's total annual operating expenses (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, such as deferred income tax expenses, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund's business) at no more than 1.46% for Class A Shares, 2.21% for Class C Shares and 1.21% for Class I Shares. The Expense Limitation Agreement will continue until at least February 2, 2023 and may not be terminated by the Fund or the Adviser before such time. Thereafter, the Expense Limitation Agreement may only be terminated or amended to increase the expense cap as of February 2nd of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Pursuant to the Expense Limitation Agreement, any waivers and/or

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (Unaudited) (continued)

March 31, 2022

reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to the Adviser and remain in compliance with the annual expense cap in effect at the time the waivers and/or reimbursements occurred.

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $1,275,807 of which $107,710, $581,801, $462,120 and $124,176 will expire on September 30, 2022, September 30, 2023, September 30, 2024 and September 30, 2025, respectively. For the six months ended March 31, 2022, the Adviser did not recoup any expenses.

The Fund has entered into an administration agreement ("Administration Agreement") with the Adviser and a sub-administration agreement with both the Adviser and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Sub-Administrator"). The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. The Adviser does not receive any compensation for its administration services pursuant to the Administration Agreement and the Fund is responsible for any fees due to the Sub-Administrator.

Certain officers and/or trustees of the Trust are officers and/or employees of the Adviser.

5.  Purchases and Sales of Investments

For the six months ended March 31, 2022, purchases and sales of investments, excluding short-term securities and U.S. Government securities, were $299,499,482 and $424,095,323, respectively.

6.  Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund offers three classes of shares of beneficial interest — "Class A" Shares, "Class C" Shares and "Class I" Shares.

The shares of each series or class participate equally in the earnings, distributions and assets of the particular series or class.

	2022[1]		2021[2]
Class A	Shares	Amount	Shares	Amount
Subscriptions	4,968,675	$20,688,367	18,526,571	$63,224,386
Reinvestment of distributions	1,740,343	7,270,032	5,895,383	19,713,325
Redemptions	(9,228,868)	(38,083,032)	(26,245,247)	(91,507,810)
Net Decrease	(2,519,850)	$(10,124,633)	(1,823,293)	$(8,570,099)
Class C	Shares	Amount	Shares	Amount
Subscriptions	1,179,980	$4,211,045	4,986,804	$14,416,497
Reinvestment of distributions	1,506,801	5,365,058	6,224,774	17,894,969
Redemptions	(9,947,619)	(35,021,170)	(29,600,171)	(85,981,152)
Net Decrease	(7,260,838)	$(25,445,067)	(18,388,593)	$(53,669,686)

2022 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (Unaudited) (continued)

March 31, 2022

	2022[1]		2021[2]
Class I (Note 1)	Shares	Amount	Shares	Amount
Subscriptions	14,869,784	$64,731,489	53,025,816	$181,206,680
Reinvestment of distributions	4,743,127	20,602,458	17,136,177	59,054,369
Redemptions	(37,565,691)	(164,719,670)	(94,080,997)	(324,166,519)
Net Decrease	(17,952,780)	$(79,385,723)	(23,919,004)	$(83,905,470)
Legacy Class I (Note 1)	Shares	Amount	Shares	Amount
Subscriptions	—	$—	—	$—
Reinvestment of distributions	—	—	3	10
Redemptions	—	—	(48)	(174)
Net Decrease	—	$—	(45)	$(164)

1 For the Six Months Ended March 31, 2022.

2 For the Fiscal Year Ended September 30, 2021.

7.  Credit Facility

U.S. Bank, N.A. (the "Bank") has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of March 31, 2022 for the Trust is $100,000,000. Advances are collateralized by a first-priority lien against the Fund's assets, will be made at the sole discretion of the Bank and would be for a maximum of forty-five days.

During the six months ended March 31, 2022, the Fund utilized the credit facility for two days and had an outstanding average daily loan balance of $270,500. The maximum amount outstanding during the six months was $486,000 and the interest expense amounted to $45. For the six months ended March 31, 2022, the average interest rate on the outstanding principal amount for the Fund was 3.00%. At March 31, 2022, the Fund did not have an amount outstanding on the credit facility.

8.  Commitments and Contingencies

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund's maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

9.  Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

On April 21, 2022 and May 19, 2022, the Fund paid a distribution in the amount of $0.0208 per common share.

Management has evaluated subsequent events in the preparation of the Fund's financial statements and has determined that other than the items listed herein, there are no additional events that require recognition or disclosure in the financial statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Proxy Results (Unaudited)

The shareholders of the Brookfield Investment Funds voted to elect two (2) Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified and to transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof. The shareholder meeting was held on Friday, May 20, 2022, at 8:45 a.m., Eastern Time. The number of shares voted are as follows:

	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1. To elect to the Fund's Board of Trustees, Mr. William H. Wright II, Independent Trustee	250,613,759	3,790,866	3,689,719
2. To elect to the Fund's Board of Trustees, Mr. David W. Levi, Interested Trustee	250,156,816	3,420,322	4,517,206

2022 Semi-Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•  Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•  Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•  Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•  Other organizations, with your consent or as directed by you; and

•  Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

Brookfield Public Securities Group LLC

CORPORATE INFORMATION

Investment Adviser

Brookfield Public Securities Group LLC
Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023 www.brookfield.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: publicsecurities.enquiries@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund's transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-244-4859

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Trustees of the Fund

Edward A. Kuczmarski  Chair of Board of Trustees

William H. Wright II  Chair of Audit Committee

Heather S. Goldman  Chair of Nominating and Compensation Committee

Stuart A. McFarland  Trustee

David W. Levi  Trustee (Interested)

Officers of the Fund

Brian F. Hurley  President

Casey P. Tushaus  Treasurer

Thomas D. Peeney  Secretary

Adam R. Sachs  Chief Compliance Officer

Mohamed S. Rasul   Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Public Securities Group LLC Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

1-855-777-8001

www.brookfield.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Brookfield Investment Funds

By (Signature and Title)		/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	May 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	May 26, 2022

By (Signature and Title)		/s/ Casey P. Tushaus
Casey P. Tushaus, Treasurer/Principal Financial Officer

Date:	May 26, 2022

3